UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                   F O R M 8-K




                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 30, 1998




                                PITNEY BOWES INC.
             (Exact name of registrant as specified in its charter)



                         Commission File Number: 1-3579


    State of Incorporation                       IRS Employer Identification No.
           Delaware                                         06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

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Pitney Bowes Inc. - Form 8-K
Page 2


Item 2 - Acquisition or Disposition of Assets.

On October 30, 1998, Colonial Pacific Leasing Corporation (CPLC), a wholly owned subsidiary of the company, transferred the operations, employees and substantially all assets related to its broker-oriented external financing business to General Electric Capital Corporation (GECC), a subsidiary of the General Electric Company. The company received approximately $790 million at closing, which approximates the book value of the net assets sold or otherwise disposed of and related transaction costs. This transaction is subject to post closing adjustments pursuant to the terms of the purchase agreement with GECC entered into on October 12, 1998. Proceeds from the sale will be used to reinvest in core businesses around the world, pay down consolidated debt and repurchase shares of the company's stock.

Item 7 - Financial Statements and Exhibits.

b.       Pro Forma Financial Information

The unaudited pro forma consolidated financial information presented herein gives effect to the company's sale of CPLC on October 30, 1998. The company's unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements in the company's Form 10-K for the year ended December 31, 1997.

The unaudited pro forma consolidated statements of income for the periods ended September 30, 1998 and 1997 are incorporated by reference to the registrant's September 30, 1998 Form 10-Q.

The accompanying unaudited pro forma consolidated statements of income for the years ended December 31, 1997, 1996 and 1995 reflect the historical consolidated statements of income, for the same periods, with the operating results of CPLC excluded to arrive at pro forma consolidated statements of income.

The accompanying September 30, 1998 unaudited pro forma consolidated condensed balance sheet reflects the consolidated balance sheet at September 30, 1998 as presented in the registrant's September 30, 1998 Form 10-Q adjusted to reflect the transaction as if it occurred at September 30, 1998.

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Pitney Bowes Inc. - Form 8-K
Page 3




                                PITNEY BOWES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
                    (Dollars in thousands, except share data)


                                                                           Year Ended December 31, 1997
                                                              --------------------------------------------------
                                                                                  Adjustments
                                                                 As Reported          (a)            Pro Forma
                                                              ---------------   ---------------  ---------------
Revenue from:
  Sales.....................................................  $     1,834,057                    $     1,834,057
  Rentals and financing.....................................        1,782,851   $      (180,451)       1,602,400
  Support services..........................................          483,556                            483,556
                                                              ---------------   ---------------  ---------------
      Total revenue.........................................        4,100,464          (180,451)       3,920,013
                                                              ---------------   ---------------  ---------------

Costs and expenses:
  Cost of sales.............................................        1,081,537                          1,081,537
  Cost of rentals and financing.............................          557,769          (106,679)         451,090
  Selling, service and administrative.......................        1,367,862                          1,367,862
  Research and development..................................           89,463                             89,463
  Interest, net.............................................          200,735           (46,201)         154,534
                                                              ---------------   ---------------  ---------------
      Total  costs and expenses.............................        3,297,366          (152,880)       3,144,486
                                                              ---------------   ---------------  ---------------

Income from continuing operations before income taxes.......          803,098           (27,571)         775,527

Provision for income taxes..................................          277,071           (10,546)         266,525
                                                              ---------------   ---------------  ---------------
Income from continuing operations...........................  $       526,027   $       (17,025) $       509,002
                                                              ===============   ===============  ===============

Basic earnings per share....................................  $          1.82   $         (.06)  $          1.76
                                                              ===============   ==============   ===============

Diluted earnings per share..................................  $          1.80   $        (.06)   $          1.74
                                                              ===============   =============    ===============

Average common shares outstanding...........................      288,782,996                        288,782,996

Average common and potential common shares outstanding......      292,517,116                        292,517,116



(a) Adjustments represent results of operations from CPLC.

Pitney Bowes Inc. - Form 8-K
Page 4




                                PITNEY BOWES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
                    (Dollars in thousands, except share data)

                                                                           Year Ended December 31, 1996
                                                              --------------------------------------------------
                                                                                  Adjustments
                                                                 As Reported          (a)            Pro Forma
                                                              ---------------   ---------------  ---------------
Revenue from:
  Sales.....................................................  $     1,675,090                    $     1,675,090
  Rentals and financing.....................................        1,717,738   $      (163,029)       1,554,709
  Support services..........................................          465,751                            465,751
                                                              ---------------   ---------------  ---------------
      Total revenue.........................................        3,858,579          (163,029)       3,695,550
                                                              ---------------   ---------------  ---------------

Costs and expenses:
  Cost of sales.............................................        1,025,250                          1,025,250
  Cost of rentals and financing.............................          529,740           (95,115)         434,625
  Selling, service and administrative.......................        1,340,276                          1,340,276
  Research and development..................................           81,726                             81,726
  Interest, net.............................................          197,204           (40,701)         156,503
                                                              ---------------   ---------------  ---------------
      Total  costs and expenses.............................        3,174,196          (135,816)       3,038,380
                                                              ---------------   ---------------  ---------------

Income from continuing operations before income taxes.......          684,383           (27,213)         657,170

Provision for income taxes..................................          214,970           (10,409)         204,561
                                                              ---------------   ---------------  ---------------
Income from continuing operations...........................  $       469,413   $       (16,804) $       452,609
                                                              ===============   ===============  ===============

Basic earnings per share....................................  $          1.57   $         (.06)  $          1.51
                                                              ===============   ==============   ===============

Diluted earnings per share..................................  $          1.56   $         (.06)  $          1.50
                                                              ===============   ==============   ===============

Average common shares outstanding...........................      298,233,766                        298,233,766

Average common and potential common shares outstanding......      301,303,356                        301,303,356

(a) Adjustments represent results of operations from CPLC.

Pitney Bowes Inc. - Form 8-K
Page 5


                                PITNEY BOWES INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                   (unaudited)
                    (Dollars in thousands, except share data)


                                                                           Year Ended December 31, 1995
                                                              --------------------------------------------------
                                                                                Adjustments
                                                                 As Reported          (a)            Pro Forma
                                                              ---------------   ---------------  ---------------
Revenue from:
  Sales.....................................................  $     1,546,393                    $     1,546,393
  Rentals and financing.....................................        1,575,094   $      (128,479)       1,446,615
  Support services..........................................          433,267                            433,267
                                                              ---------------   ---------------  ---------------
      Total revenue.........................................        3,554,754          (128,479)       3,426,275
                                                              ---------------   ---------------  ---------------

Costs and expenses:
  Cost of sales.............................................          941,124                            941,124
  Cost of rentals and financing.............................          463,601           (77,345)         386,256
  Selling, service and administrative.......................        1,230,671                          1,230,671
  Research and development..................................           81,800                             81,800
  Interest, net.............................................          218,627           (29,674)         188,953
                                                              ---------------   ---------------  ---------------
      Total  costs and expenses.............................        2,935,823          (107,019)       2,828,804
                                                              ---------------   ---------------  ---------------

Income from continuing operations before income taxes.......          618,931           (21,460)         597,471

Provision for income taxes..................................          211,222            (7,209)         204,013
                                                              ---------------   ---------------  ---------------
Income from continuing operations...........................  $       407,709   $       (14,251) $       393,458
                                                              ===============   ===============  ===============

Basic earnings per share....................................  $          1.35   $         (.05)  $          1.30
                                                              ===============   ==============   ===============

Diluted earnings per share..................................  $          1.34   $         (.05)  $          1.29
                                                              ===============   ==============   ===============

Average common shares outstanding...........................      302,280,548                        302,280,548

Average common and potential common shares outstanding......      304,739,952                        304,739,952


(a) Adjustments represent results of operations from CPLC.

Pitney Bowes Inc. - Form 8-K
Page 6


                                PITNEY BOWES INC.
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                   (unaudited)
                             (Dollars in thousands)

                                                                             September 30, 1998
                                                              --------------------------------------------------
                                                                                  Adjustments
                                                                 As Reported          (a)            Pro Forma
                                                              ---------------   ---------------  ---------------
Assets
------
Current assets:
      Cash and cash equivalents.............................  $       144,974   $       790,126  $       935,100
      Short-term  investments...............................            1,930                              1,930
      Accounts receivable...................................          346,475                            346,475
           Finance receivables..............................        1,435,795                          1,435,795
      Inventories ..........................................          235,568                            235,568
      Other current assets and prepayments..................          173,458                            173,458
      Net assets of discontinued operations.................          776,941          (776,941)               -
                                                              ---------------   ---------------  ---------------
         Total current assets...............................        3,115,141            13,185        3,128,326
                                                              ---------------   ---------------  ---------------

Property, plant and equipment, net..........................          470,110                            470,110
Rental equipment and related inventories, net ..............          803,738                            803,738
Property leased under capital leases, net ..................            3,909                              3,909
Long-term finance receivables...............................        1,938,581                          1,938,581
Investment in leveraged leases..............................          817,144                            817,144
Goodwill....................................................          213,778                            213,778
Other assets................................................          869,944                            869,944
                                                              ---------------   ---------------  ---------------
Total assets................................................  $     8,232,345   $        13,185  $     8,245,530
                                                              ===============   ===============  ===============

Liabilities and stockholders' equity
-------------------------------------
Current liabilities:
      Accounts payable and accrued liabilities..............  $       842,511   $        13,185  $       855,696
      Income taxes payable..................................          165,414                            165,414
      Notes payable and current portion of
         long-term obligations..............................        1,844,077                          1,844,077
      Advance billings......................................          362,801                            362,801
                                                              ---------------   ---------------  ---------------
         Total current liabilities..........................        3,214,803            13,185        3,227,988
                                                              ---------------   ---------------  ---------------

Deferred taxes on income....................................          929,199                            929,199
Long-term debt .............................................        1,710,533                          1,710,533
Other noncurrent liabilities................................          366,799                            366,799
                                                              ---------------   ---------------  ---------------
         Total liabilities..................................        6,221,334            13,185        6,234,519
                                                              ---------------   ---------------  ---------------

Preferred stockholders' equity in a subsidiary company......          300,000                            300,000

Stockholders' equity:
      Cumulative preferred stock............................               34                                 34
      Cumulative preference stock ..........................            2,076                              2,076
      Common stock..........................................          323,338                            323,338
      Capital in excess of par value........................           18,198                             18,198
      Retained earnings.....................................        2,971,883                          2,971,883
      Accumulated other comprehensive income................          (90,548)                           (90,548)
      Treasury stock........................................       (1,513,970)                        (1,513,970)
                                                              ---------------   ---------------  ---------------
         Total stockholders' equity.........................        1,711,011                 -        1,711,011
                                                              ---------------   ---------------  ---------------
Total liabilities and stockholders' equity..................  $     8,232,345   $        13,185  $     8,245,530
                                                              ===============   ===============  ===============


(a) Adjustments represent the disposition of substantially all of CPLC's assets and the related transaction costs. The proceeds are subject to post closing adjustments pursuant to the terms of the purchase agreement with GECC entered into on October 12, 1998.

Pitney Bowes Inc. - Form 8-K
Page 7



                                   Signatures
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                PITNEY BOWES INC.




November 16, 1998




                                    /s/ M. L. Reichenstein
                                    --------------------------------------------
                                    M. L. Reichenstein
                                    Vice President and Chief Financial Officer
                                    (Principal Financial Officer)



                                    /s/ A. F. Henock
                                    --------------------------------------------
                                    A. F. Henock
                                    Vice President - Controller
                                    and Chief Tax Counsel
                                    (Principal Accounting Officer)